UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 Current Report

                       PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934.

                Date of Report (Date of Earliest even reported):
                                February 23, 2005

                        Commission file number 000-31735

                          NANOSIGNAL CORPORATION, INC.
             (Exact Name of Registrant as specified in its charter)



            Nevada                                      88-0231200
 (State or other jurisdiction of                      (IRS Employer
 incorporation or organization)                    Identification Number)

                          5440 W Sahara Ave, Suite 206
                    (Address of principal executive offices)

                               Las Vegas, NV 89146
                           (City, State and Zip Code)

                                 (702) 227-5111
                 Company's telephone number, including area code

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ITEM 8.01 Other Events

Gary Walters the newly elected CEO of NanoSignal stated that the Corporation and Gary personally have been informed that a lawsuit was filed by the Trustee of Bankruptcy Court related to the Haverhill Corporation bankruptcy. While no notice of service has been filed, Mr. Walters stated that this lawsuit has no basis as the Corporation released a press release in October that the deal was not complete.

February 23, 2005                             NANOSIGNAL CORPORATION, INC.

                                              /s/ Gary W Walters
                                              ----------------------
                                              Gary W Walters, CEO